SUPPLEMENT DATED JANUARY 24, 2005
                                                  TO THE TRAVELERS SERIES TRUST:
                                                   MFS EMERGING GROWTH PORTFOLIO
                                                    PROSPECTUS DATED MAY 3, 2004


The following information supplements the information in your prospectus. Please retain this supplement and keep it with the prospectus for future reference.

The Board of Trustees, including the Independent Trustees, approved a proposal to merge the MFS Emerging Growth Portfolio (the "Fund") with and into the MFS Mid Cap Growth Portfolio, another series of The Travelers Series Trust. A special meeting of shareholders to vote on this proposed merger is scheduled for February 18, 2005. Shareholders of record of the Fund, as of December 15, 2004, are entitled to vote at the special meeting. If approved, the merger is expected to be effective upon the close of business on February 25, 2005 (the "Closing Date"). Each shareholder of the Fund will receive the number of shares of MFS Mid Cap Growth Portfolio that is equal in value on the Closing Date to the value of each shareholder's Fund shares. After the Closing Date, the MFS Emerging Growth Portfolio will cease to exist.
















January 2005                                                             L-24484